BioProgress Technology International, Inc.
3903 Westmount Drive
Greensboro, NC  27410

Attn:  Mr. Gregory Bowers, President

Re:  Exclusive Evaluation Agreement

Gentlemen:

CONFIDENTIALTY REQUESTED (hereinafter referred to along with its affiliates as "CONFIDENTIALITY REQUESTED") and BioProgress Technology International, Inc. (hereinafter referred to along with its affiliates as BioProgress) are interested in the evaluation of confidentiality requested. The parties hereby agree to explore their mutual interests under the terms of this Exclusive Evaluation Agreement.

I. Payment - In consideration of exclusivity defined by this Agreement and the obligations set forth herein, CONFIDENTIALITY REQUESTED shall forthwith upon execution of this Agreement pay BioProgress a total of CONFIDENTIALITY REQUESTED.

II. Agreement Term - This Agreement shall terminate six (6) months from the date of acceptance of this Agreement, subject to the renewal provisions of paragraph VII.

Definitions -
CONFIDENTIALITY REQUESTED
CONFIDENTIALITY REQUESTED.
CONFIDENTIALITY REQUESTED.
CONFIDENTIALITY REQUESTED.

IV. Intellectual Property Ownership Rights - Any Inventions, whether patentable or not, arising from the work being done under this Agreement relating to CONFIDENTIALITY REQUESTED, shall be the property of CONFIDENTIALITY REQUESTED (CONFIDENTIALITY REQUESTED Inventions). Accordingly, if BioProgress, solely or jointly with CONFIDENTIALITY REQUESTED, makes such CONFIDENTIALITY REQUESTED Inventions, whether patentable or not, in the course of the work being done under this Agreement, BioProgress agrees to assign outright to CONFIDENTIALITY REQUESTED the entire right, title and interest, both in the United States and abroad, to CONFIDENTIALITY REQUESTED Inventions, without payment other than the fees provided for herein. BioProgress further agrees to execute any and all documents which CONFIDENTIALITY REQUESTED determines are necessary or convenient to fully implement its proprietary rights in such CONFIDENTIALITY REQUESTED Inventions, such as obtaining patents, and to fully cooperate in the prosecution of such proprietary rights, but at no expense to them. CONFIDENTIALITY REQUESTED will have the above-mentioned documents drafted, prosecuted and maintained at its own expense.

If CONFIDENTIALITY REQUESTED does not commercialize Product, BioProgress may license all CONFIDENTIALITY REQUESTED Inventions that are jointly invented by BioProgress and CONFIDENTIALITY REQUESTED for a reasonably negotiated licensing fee.

Any Inventions, whether patentable or not, arising from the work being done under this Agreement relating to CONFIDENTIALITY REQUESTED shall be the property of BioProgress (BioProgress Inventions). Accordingly, if CONFIDENTIALITY REQUESTED, solely or jointly with BioProgress, makes such BioProgress

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Inventions, whether patentable or not, in the course of the work being done under this Agreement, CONFIDENTIALITY REQUESTED agrees to assign outright to BioProgress the entire right, title and interest, both in the United States and abroad, to BioProgress Inventions, without payment other than the fees provided for herein. CONFIDENTIALITY REQUESTED further agrees to execute any and all documents which BioProgress determines are necessary or convenient to fully implement its proprietary rights in such BioProgress Inventions, such as obtaining patents, and to fully cooperate in the prosecution of such proprietary rights, but at no expense to them. BioProgress will have the above-mentioned documents drafted, prosecuted and maintained at its own expense.

In the event that BioProgress decides not to file patent applications relating to BioProgress Inventions, CONFIDENTIALITY REQUESTED may, at its discretion, file patent applications relating to BioProgress Inventions. In this situation, if CONFIDENTIALITY REQUESTED files patent applications relating to BioProgress Inventions, BioProgress agrees to assign outright to CONFIDENTIALITY REQUESTED the entire right, title and interest, both in the United States and abroad, to BioProgress Inventions, without payment other than the fees provided for herein, provided that, CONFIDENTIALITY REQUESTED shall grant BioProgress a free, non-exclusive license to use such patent applications and any patents in any products or processes not in competition with the products or processes subject of this Agreement and for the life of such patent applications and patents. BioProgress further agrees to execute any and all documents which CONFIDENTIALITY REQUESTED determines are necessary or convenient to fully implement its proprietary rights in such BioProgress Inventions, such as obtaining patents, and to fully cooperate in the prosecution of such proprietary rights, but at no expense to them. CONFIDENTIALITY REQUESTED will have the above-mentioned documents drafted, prosecuted and maintained at its own expense.

BioProgress and CONFIDENTIALITY REQUESTED warrant with each other that they have appropriate ownership rights in the Inventions to carry out their obligations under this paragraph IV.

V. Third Party Requests - BioProgress shall not engage in any development work on said CONFIDENTIALITY REQUESTED, for the duration of this Agreement, without the prior written consent of CONFIDENTIALITY REQUESTED.

VI. Publicity - Press Release is hereto attached as Attachment A, initialed by both parties. Neither party shall produce, distribute, or publish or cause to be produced, distributed, or published, any press release or other publicity, including trade shows and/or client lists, referring to the relationship under this Agreement, without the prior written consent of the other party.

VII. Agreement Renewal - Thirty (30) days prior to the expiration of the initial six (6) month Agreement period, CONFIDENTIALITY REQUESTED shall have the option to renew the terms of this Agreement for an additional thirty (30) days immediately proceeding the initial six (6) month period for a total payment in advance to BioProgress of CONFIDENTIALITY REQUESTED after which, upon written, mutual consent by both CONFIDENTIALITY REQUESTED and BioProgress, the Agreement may be extended in thirty (30) day increments for a total payment in advance to BioProgress of CONFIDENTIALITY REQUESTED for each additional thirty (30) day increment.

VIII. First Right of Refusal - Nothing contained herein shall obligate either party to purchase or supply equipment, materials or services to the other. Upon termination of this Agreement, CONFIDENTIALITY REQUESTED shall have the first right of refusal to negotiate a global, exclusive Purchase, Supply, and/or Licensing Agreement with BioProgress under mutually acceptable terms, in the area of CONFIDENTIALITY REQUESTED. To exercise this first right of refusal, CONFIDENTIALITY REQUESTED shall notify BioProgress of its intent to enter into such an agreement within thirty (30) days of expiration of this Agreement (or expiration of any successive renewal under paragraph VII). In addition, such an agreement must be negotiated and executed within ninety (90) days of the same expiration.

IX. Unless otherwise specified herein, acceptance of this Agreement shall not affect the ownership of, nor carry with it any express or implied license under, any existing patent rights of the other party, nor does it obligate either party to negotiate a cooperation of any kind with the other party.

X. In this Agreement, reference to BioProgress or CONFIDENTIALITY REQUESTED shall be understood to include any company controlling, controlled by, or under common control with BioProgress or CONFIDENTIALITY REQUESTED, respectively, through stock ownership, direct or indirect.

If you are in agreement with the foregoing, please have a duly authorized member of BioProgress's management sign both copies hereof, and return one to CONFIDENTIALITY REQUESTED.

ACCEPTED:  Very truly yours,

BIOPROGRESS TECHNOLOGY CONFIDENTIALITY REQUESTED INTERNATIONAL, INC.


By                                   By
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CONFIDENTIALITY REQUESTED
Print Name CONFIDENTIALITY REQUESTED
CONFIDENTIALITY REQUESTED
Title  CONFIDENTIALITY REQUESTED

Date                                 Date
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Approved as to Form

Approved for Execution


bioprogeea.doc  Date